SUNAMERICA FOCUSED SERIES, INC.

                       FOCUSED LARGE-CAP GROWTH PORTFOLIO
                        FOCUSED MULTI-CAP VALUE PORTFOLIO
                       FOCUSED GROWTH AND INCOME PORTFOLIO
                     FOCUSED INTERNATIONAL EQUITY PORTFOLIO
                          FOCUSED TECHNOLOGY PORTFOLIO
                       FOCUSED SMALL-CAP GROWTH PORTFOLIO
                           FOCUSED MULTI-CAP PORTFOLIO
                           FOCUSED LARGE-CAP PORTFOLIO
                        FOCUSED SMALL-CAP VALUE PORTFOLIO
                       FOCUSED DIVIDEND STRATEGY PORTFOLIO
         (Individually a "Portfolio" and collectively the "Portfolios")

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2005

     This supplement provides correcting information about the allocation of fund expenses. In the Portfolios' current prospectus, the fee tables show certain expense amounts allocated to "Other Expenses" that should be allocated to "Distribution (12b-1) Fees." Specifically, in the fee table for each Portfolio, "Other Expenses" for Class A, B, and C shares has been overstated by 0.25% and "Distribution (12b-1) Fees" for the same shares has been understated by 0.25%. The correct amount of each Portfolio's annual "Distribution (12b-1) Fees" charged to shareholders is as follows: Class A, 0.35%; Class B, 1.00%; and Class C, 1.00%; and the correct amount of "Other Expenses" for each Portfolio's Class A, B, and C shares is 0.25% lower than that shown. This supplement relates only to the allocation of the expenses shown in the Portfolios' fee tables. The amount of total Annual Operating Expenses of each Portfolio is correctly shown in its fee table. There is no change in the total Annual Operating Expense of your Portfolio.